Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

To the Board of Directors
Acxiom Corporation:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement.


                                  /s/ KPMG LLP

Little Rock, Arkansas
June 30, 1999